Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Terry G. Roussel and Sharon C. Kaiser, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge, the Quarterly Report of Cornerstone Core Properties REIT, Inc. on Form 10-Q for the three -month period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of  Cornerstone Core Properties REIT, Inc.

/s/ TERRY G. ROUSSEL
Date: November 12, 2007	Terry G. Roussel
Chief Executive Officer (Principal Executive Officer)

/s/ SHARON C. KAISER
Date: November 12, 2007	Sharon C. Kaiser
Chief Financial Officer (Principal Financial Officer)